                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 FORM 8-K/A-1

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                                MARCH 31, 1995
--------------------------------------------------------------------------------
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                         SUSQUEHANNA BANCSHARES, INC.
--------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        PENNSYLVANIA                      0-10674               23-2201716
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION            (COMMISSION           (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)       FILE NUMBER)              ID NO.)



       26 NORTH CEDAR STREET
       LITITZ,  PENNSYLVANIA                           17543
--------------------------------------------------------------------------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


                                (717) 626-4721
--------------------------------------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                NOT APPLICABLE
--------------------------------------------------------------------------------
  (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
               -----------------------------------------

               SEE REPORT OF INDEPENDENT ACCOUNTANTS AND AUDITED FINANCIAL STATEMENTS OF BUSINESS ACQUIRED ATTACHED HERETO AS APPENDIX A.

          (B)  PRO FORMA FINANCIAL INFORMATION
               -------------------------------

               SEE PRO FORMA CONDENSED FINANCIAL INFORMATION ATTACHED HERETO AS APPENDIX B.

          (C)  EXHIBITS
               --------
               (23) CONSENT OF KPMG PEAT MARWICK, L.L.P.

                                  SIGNATURES
                                  ----------


          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                              SUSQUEHANNA BANCSHARES, INC.



DATE:  MAY 24, 1995                           BY:/S/RICHARD M. CLONEY
                                              -----------------------
                                              RICHARD M. CLONEY
                                              VICE PRESIDENT AND SECRETARY

                                       3